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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-71276, 33-94370, 333-83089, 333-84183, 333-38094 and 333-108716 on Form S-8
and Registration Statement Nos. 33-49082, 33-76094, 333- 24549, 333-76641,
333-77925, 333-31442, 333-32776, 333-34958, 333-35934 and 333-107820 on Form S-3
of AVANIR Pharmaceuticals of our report dated December 19, 2003, appearing in this Annual Report on Form 10-K of AVANIR Pharmaceuticals for the year ended September 30, 2003.

DELOITTE & TOUCHE LLP

San Diego, California
December 19, 2003